SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 31, 2003

eCollege.com
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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
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(Address of principal executive offices)

Registrant's telephone number, including area code (303) 873-7400

N/A
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Former Name or Former Address, if Changed Since Last Report

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 3, 2003, eCollege(SM) [NASDAQ: ECLG], a leading provider of outsource eLearning solutions for online post-secondary education programs, today announced it has completed its previously announced acquisition of Datamark, Inc., the nation's leading outsource provider of integrated enrollment marketing services to the proprietary post-secondary school market.

eCollege has acquired all of the shares of Datamark, Inc. from a private group of investors led by Leeds Weld & Co., a leading private equity firm focused on the Knowledge Services Industries. The purchase price was approximately $73 million, consisting of $58 million in cash (funded by cash on hand and $23 million of long-term debt), $12 million in subordinated notes payable to the sellers, and 150,000 shares of eCollege common stock (valued at approximately $3.2 million based on the closing price per share of eCollege's common stock on October 31, 2003).

Silicon Valley Bank and Capital Resource Partners provided $23 million in long-term debt. In addition, eCollege has an undrawn $10 million revolving line of credit, which is available to support the expansion of the business.

The full text of the Stock Purchase Agreement among Leeds Equity Partners III, L.P., Other Selling Parties Party Hereto, Datamark Inc. and eCollege.com and the press release issued in connection with the announcement are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired. Audited consolidated financial statements of Datamark at December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed. Interim unaudited condensed consolidated financial statements of Datamark at September 30, 2003 and for the three and nine months ended September 30, 2003 and 2002 required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed.

b) Pro Forma Financial Statements. Pro forma financial information for the nine months ended September 30, 2003 required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed.

c) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description
2.1	Stock Purchase Agreement among Leeds Equity Partners III, L.P., Other Selling Parties Party Hereto, Datamark Inc. and eCollege.com
99.1

Press release dated November 3, 2003, "eCollege(SM) Completes Acquisition of Datamark, Inc.,  Addition of Datamark Advances eCollege's Leadership in Providing Information Services to the Post-Secondary Education Market"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003

eCollege.com

By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
2.1	Stock Purchase Agreement among Leeds Equity Partners III, L.P., Other Selling Parties Party Hereto, Datamark Inc. and eCollege.com
99.1

Press release dated November 3, 2003, "eCollege(SM) Completes Acquisition of Datamark, Inc.,  Addition of Datamark Advances eCollege's Leadership in Providing Information Services to the Post-Secondary Education Market"